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                                                                Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 (No. 33-80683) of our report dated April 25, 1996 appearing on page 25 of FORE Systems, Inc.'s Annual Report on Form 10-K for the fiscal year ended March 31, 1996. We also consent to the reference to us under the heading "Experts" in such Prospectus.


PRICE WATERHOUSE LLP

Pittsburgh, Pennsylvania
December 11, 1996